                                                                    EXHIBIT 99.1
                         PRIDE INTERNATIONAL RIG STATUS

RIG STATUS AS OF 6/13/2002

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

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                                                         Current Contract
  Offshore Fleet                 Design          Area      From      To        Dayrate               Comments
------------------------------------------------------------------------------------------------------------------------
OWNED UNITS
-----------
DRILLSHIPS
Pride Africa                 10,000' WD, DP    W Africa   Oct-99   Jun-05      $163,000
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Pride Angola                 10,000' WD, DP    W Africa   May-00   May-05      $162,000
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SEMISUBMERSIBLES
Pride Brazil                  5,000' WD, DP     Brazil    Jul-01   Jul-06      $134,000
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Pride Carlos Walter           5,000' WD, DP     Brazil    Jun-01   Jun-06      $134,000
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Pride North America          5,000' WD, Conv   W Africa   Aug-99   Aug-04      $164,000
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Pride North Sea              1,000' WD, Conv   N Africa   Aug-02   Sep-02      $52,000
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Pride South America           4,000' WD, DP     Brazil    Sep-01   Sep-02      $78,000
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Pride South Atlantic         1,500' WD, Conv    Brazil    Sep-01   Sep-02      $61,000
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Pride South Pacific          5,000' WD, Conv   W Africa
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Pride South Seas             1,000' WD, Conv   S Africa   Mar-02   Jun-02      $65,000
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Pride Venezuela             1,500' WD , Conv  Venezuela   Feb-02   Feb-03      $79,000
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JACKUPS
   International
Pride Cabinda                   300' ILC       W Africa   Aug-00   Aug-05      $36,000
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Pride Hawaii                    300' ILC       SE Asia    Nov-01   Aug-03      $63,000
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Pride Montana                   270' ILC       Mid-East   Jun-01   Jun-04      $47,000
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Pride Ohio                      250' ILC       Mid-East   Apr-02   Mar-04      $40,000
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Pride Pennsylvania              300' ILC        India     Apr-01   Apr-03      $33,000
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Pride Rotterdam                225' Accom       N Sea     Apr-02   Sep-03      $36,000
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   Gulf of Mexico
Pride Alabama                    200' MC         GOM
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Pride Alaska                     250' MC         GOM
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Pride Arizona                    250' MS         GOM
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Pride Arkansas                   200' MC         GOM
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Pride California                 250' MS         GOM
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Pride Colorado                   200' MC         GOM
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Pride Florida                    200' MC         GOM      Jun-02   Sep-02      $20,000
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Pride Georgia                    250' MS         GOM
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Pride Illinois                   225' MS         GOM
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Pride Kansas                     250' MC         GOM      Feb-99   Feb-03      $30,000
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Pride Kentucky                   250' MS         GOM
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Pride Louisiana                  250' MS        Mexico    Apr-02   Jul-06      $33,000
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Pride Michigan                   250' MS         GOM
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Pride Mississippi                200' MC         GOM
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Pride Missouri                   250' MC         GOM      Feb-02   Aug-02      $23,000
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Pride Nebraska                   200' MC         GOM      May-02   Jun-02      $20,000
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Pride Nevada                     200' MC        Mexico    Apr-02   Jul-06      $32,000
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Pride New Mexico                 200' MC         GOM      Nov-01   Jun-02      $18,000
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Pride North Dakota              300' ILC         GOM      Apr-02   Jul-02      $22,000     Next to Nigeria @ $62,000
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Pride Oklahoma                   250' MS         GOM
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Pride South Carolina             200' MC        Mexico    Jul-02   Mar-06      $32,000
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Pride Tennessee                 300' ILC         GOM      Apr-02   Jun-02      $20,000
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Pride Texas                      300' MC         GOM      Nov-01   Oct-02      $32,000
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Pride Utah                       80' MC          GOM                                       In shipyard for upgrade
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Pride West Virginia             300' ILC         GOM      Feb-02   Aug-02      $24,000     Next to India @ $52,000
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Pride Wisconsin                 300' ILS         GOM                                       In shipyard for upgrade
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Pride Wyoming                    250' MS         GOM
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Platform Rigs                   21 Units         GOM     Various   Various     $18,000*    8 of 21 rigs operating
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

DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.

* Average for rig class.

** Not applicable.

                         PRIDE INTERNATIONAL RIG STATUS

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                                                         Current Contract
  Offshore Fleet                 Design          Area      From      To        Dayrate               Comments
------------------------------------------------------------------------------------------------------------------------
TENDERS
Al Baraka 1                      650' WD       W Africa   Jun-01   Nov-02      $37,000
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Alligator                        330' WD       W Africa   Mar-00   Dec-02      $28,000
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Barracuda                        330' WD       W Africa   Jun-02   Jun-03      $38,000
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Ile De Sein                      330' WD       SE Asia    Jul-00   Jul-02      $31,000
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Piranha                          450' WD       SE Asia    Nov-01   Jan-03      $31,000
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BARGES
Bintang Kalimantan               21' WD        W Africa   Sep-01   Sep-03      $30,000
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Pride I                          150' WD      Venezuela   Jan-95   Jan-05      $25,000
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Pride II                         150' WD      Venezuela   Jan-95   Jan-05      $25,000
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MANAGED UNITS
-------------
SEMISUBMERSIBLES
Omega                        3000' WD, Conv    S Africa   Nov-01   Jun-02         **       Management fee
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Leiv Eiriksson                8500' WD, DP     W Africa   Jan-02   Jun-03         **       Management fee
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Viking                       2625' WD, Conv      GOM
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JACKUPS
GP 19                           150' ILC      Venezuela   Dec-00   Dec-02         **       Management fee
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GP 20                           150' ILC      Venezuela   Dec-00   Dec-02         **       Management fee
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

--------------------------------------------------------------------------------
LAND FLEET                             RIG COUNT
Country                            Total        Working            Utilization
------------------------------------------------------------------------------
ARGENTINA DRILLING                  51            26                  51%
ARGENTINA WORKOVER                 103            75                  73%

BOLIVIA DRILLING                     6             2                  33%
BOLIVIA WORKOVER                     4             2                  50%

COLOMBIA/EQUADOR DRILLING           14            11                  79%
COLOMBIA WORKOVER                    8             6                  75%

VENEZUELA DRILLING                   9             2                  22%
VENEZUELA WORKOVER                  34             6                  18%

OTHER LAND                          16             6                  38%
CHAD PROJECT                         5             5                 100%
----------------------------------------------------------------------------
TOTAL RIGS                         250           141                  56%
----------------------------------------------------------------------------

THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT www.sec.gov. PRIDE CAUTIONS YOU THAT FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.

DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.

* Average for rig class.

** Not applicable.